_________________________________________________

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)

February 3, 2004

          Merrill Lynch Mortgage Investors, Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	333-106175	13-3416059
(State or Other Jurisdiction Of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4 World Financial Center, 10th Floor New York, New York (Address of Principal Executive Offices)	10080 (Zip Code)

Registrant’s telephone number, including area code:  (212) 449-1000

                                                              None

(Former Name or Former Address, if Changed Since Last Report)

Item 5.  Other Events.

McKee Nelson LLP has been retained by this Registrant as counsel for its Registration Statement on Form S-3 (Commission File No. 333-106175) in connection with various transactions.  Legal opinions by McKee Nelson LLP to be filed as Exhibit 5.1, Exhibit 8.1 and Exhibit 23.1 to the Registration Statement are attached hereto.

Item 7.  Financial Statements; Pro Forma Financial Information and Exhibits

(a)

Not applicable.

(b)

Not applicable.

(c)

Exhibits:

51

Opinion of McKee Nelson LLP as to legality (including consent of such firm).

8.1

Opinion of McKee Nelson LLP as to certain tax matters (including consent of such firm included in Exhibit 5.1).

23.1

Consent of McKee Nelson LLP (included in Exhibit 5.1).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MERRILL LYNCH MORTGAGE INVESTORS, INC.

By:   /s/ Ted Bouloukos

       Name:  Ted Bouloukos

       Title:    Vice President

Dated:  February 3, 2003

EXHIBIT INDEX

Exhibit No.

Description

Page No.

5.1

Opinion of McKee Nelson LLP as to legality (including consent of such firm).

8.1

Opinion of McKee Nelson LLP as to certain tax matters (including consent of such firm included in Exhibit  5.1).

23.1

Consent of McKee Nelson LLP (included in Exhibit 5.1).

Exhibits 5.1, 8.1 and 23.1

February 3, 2004

Merrill Lynch Mortgage Investors, Inc.

4 World Financial Center,
10th Floor

New York, New York

Re:

Merrill Lynch Mortgage Investors, Inc.,

Registration Statement on Form S-3

Ladies and Gentlemen:

We have acted as counsel for Merrill Lynch Mortgage Investors, Inc., a Delaware corporation (the “Company”), in connection with the authorization and issuance from time to time in one or more series of Asset-Backed Notes (the “Notes”) or Asset-Backed Certificates (the “Certificates”, and collectively with the Notes, the “Securities”).  A Registration Statement on Form S-3 relating to the Securities (the “Registration Statement”) has been file with the Securities and Exchange Commission under the Securities Act of 1933, as amended (the “Securities Act”).  As set forth in the Registration Statement, separate trusts (each, a “Trust”) will be established and will issue the Securities pursuant to either an indenture or a pooling and servicing agreement (each, an “Issuance Agreement”).

We have examined original or reproduced or certified copies of the Certificate of Incorporation and By-laws of the Company, records of actions taken by the Company’s Board of Directors, forms of Issuance Agreements, forms of Notes and Certificates, the prospectus and form of prospectus supplement relating to Asset-Backed Securities.  We also have examined such other documents, papers, statutes and authorities as we deem necessary as a basis for the opinion hereinafter set forth.  In our examination of such material, we have assumed the genuineness of all signatures and conformity to original documents of all copies submitted to us as certified or reproduced copies.  As to various matters to such opinion, we have relied upon the representations and warranties in the forms of Issuance Agreements.

Base upon the foregoing, we are of the opinion that when an Issuance Agreement has been duly and validly authorized, executed and delivered by parties thereto, and a series of Securities has been duly and validly authorized by all necessary action on the part of the Company (subject to the terms thereof being otherwise in compliance with applicable law at such time), executed as specified in, and delivered pursuant to, an Issuance Agreement and sold as described in the Registration Statement, the Securities will be fully paid and non-assessable and will be entitled to the benefits and security afforded by the Issuance Agreement.

We have also reviewed the tax discussion under the heading “Material Federal Income Tax Considerations” in the Base Prospectus and “Federal Income Tax Consequences” in the Prospectus Supplement.  Such descriptions do not purport to discuss all possible federal income tax ramifications of the proposed issuance, but with respect to those federal income tax consequences that are discussed, in our opinion, the tax descriptions are accurate in all material respects.

In rendering the foregoing opinions, we express no opinion as to the laws of any jurisdiction other than the laws of the State of New York (excluding choice of law principles therein), the General Corporation Law of the State of Delaware and the federal laws of the United States of America.  Our opinion expressed above is subject to the effect of bankruptcy, insolvency, moratorium, fraudulent conveyance and similar laws relating to or affecting creditors’ rights generally and court decisions with respect thereto, and we express no opinion with respect to the application of equitable principals in any proceeding, whether at law or in equity.

We hereby consent to the filing of this letter and to the references to this firm under the headings “Legal Matters” and “Federal Income Tax Consequences” in the applicable Prospectus Supplement, without implying or admitting that we are “experts” within the meaning of the Act or the rules and regulations of the Commission issued thereunder, with respect to any part of the Base Prospectus or any Prospectus Supplement.

Very truly yours,

/s/ McKee Nelson LLP

McKee Nelson LLP